SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2004 (April 27, 2004)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

100 Painters Drive
Chadds Ford, Pennsylvania		19317

(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

          Not applicable.

(b)	Pro Forma Financial Information.

          Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated April 27, 2004

Item 9. Regulation FD Disclosure.

     On April 27, 2004, the Registrant intends to make a slide presentation at the CIBC Annual Biotechnology & Specialty Pharmaceuticals Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ CAROL A. AMMON

		Name:	Carol A. Ammon
		Title:	Chairman & Chief Executive Officer

Dated: April 27, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated April 27, 2004